EXHIBIT 23(a) TO
                FORM S-8 REGISTRATION STATEMENT
                          REGARDING
                     THE CLOROX COMPANY
               1993 DIRECTORS' STOCK OPTION PLAN




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration
Statement of The Clorox Company on Form S-8 of the reports of Deloitte & Touche dated August 10, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Clorox Company for the year ended June 30, 1994.





/s/ DELOITTE & TOUCHE LLP

San Francisco, California
November 21, 1994





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